GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

LIMITED POWER OF ATTORNEY

NAMED REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM N-4, FORM N-6, AND FORM S-1

The undersigned officers and directors of Genworth Life and Annuity Insurance Company, a Virginia corporation (the “Company”), hereby nominate and appoint Angela R. Simmons, Keith A. Willingham, and Michael D. Pappas, with full power to each of them to act in their names and in place of any and all capacities, to execute on behalf of the undersigned the following Registration Statements on Form N-4 and Form N-6 under the Securities Act of 1933 and the Investment Company Act of 1940, as well as Form S-1 filed under the Securities Act of 1933 and to file any amendments and correspondence as such individuals deem necessary with the United States Securities and Exchange Commission:

1.

variable annuity contracts filed on Form N-4 (SEC File Nos. 033-17428, 033-76336, 033-76334, 333-62695, 333-63531, 333-96513, 333-31172, 333-47732, 333-67904, 333-133425, 333-134457, 333-138258, 333-140575, 333-143407, 333-149595 and 333-162503);

2.	variable life insurance policies filed on Form N-6 (SEC File Nos. 333-72572, 333-111213, 333-111440, 033-09651, 333-32071, 333-40820, 333-41031, 333-82311, and 333-111208);

3.	guaranteed term option and market value adjustment annuity contracts filed on Form S-1 (SEC File Nos. 333-141514, 333-69620 and 333-69786); and

4.	guaranteed income annuity contracts and certificates filed on Form S-1 (SEC File No. 333-143494).

The above-named officers shall also have authority to file with the Securities and Exchange Commission all such pre-effective amendments, post-effective amendments, supplements, applications for exemption and other filings, submissions and communications relating to the above-named registration statements and applicable separate accounts, as well as authority to do and to perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors might or could do. The delegation of authority contained in this Limited Power of Attorney shall supersede all previous powers given by the undersigned officers and directors of the Company with respect to the above-named registration statements for the purposes described herein and shall continue in full force and effect until this Limited Power of Attorney is amended or rescinded or superseded by further action of the undersigned officer of the Company.

IN WITNESS WHEREOF, the undersigned in his or her capacity as officer and/or director, as indicated below, has caused this Limited Power of Attorney to be executed in his or her name for the specified purpose described above as of March 29, 2024.

(SIGNATURES ON FOLLOWING PAGE)

2024-03 – GLAIC Limited Power of Attorney	Page 1 of 2

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Jamala M. Arland
Jamala M. Arland
Director, President and Chief Executive Officer

By:	/s/ Thomas J. McInerney
Thomas J. McInerney
Director, Chairperson of the Board and Senior Vice President

By:	/s/ Kelly A. Saltzgaber
Kelly A. Saltzgaber
Director, Senior Vice President and Chief Investment Officer

By:	/s/ Gregory S. Karawan
Gregory S. Karawan
Director and Senior Vice President

By:	/s/ Jerome T. Upton
Jerome T. Upton
Director and Senior Vice President

By:	/s/ James J. Buddle
James J. Buddle
Director

By:	/s/ Eleanor L. Kitzman
Eleanor L. Kitzman
Director

By:	/s/ Jose D. Saenz
Jose D. Saenz
Director

By:	/s/ Angela R. Simmons
Angela R. Simmons
Senior Vice President and Chief Financial Officer

By:	/s/ Keith A. Willingham
Keith A. Willingham
Vice President and Controller

2024-03 – GLAIC Limited Power of Attorney	Page 2 of 2

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

LIMITED POWER OF ATTORNEY

NAMED REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM N-4, FORM N-6, AND FORM S-1

The undersigned officers and directors of Genworth Life and Annuity Insurance Company, a Virginia corporation (the “Company”), hereby nominate and appoint Angela R. Simmons, Keith A. Willingham, and Michael D. Pappas, with full power to each of them to act in their names and in place of any and all capacities, to execute on behalf of the undersigned the following Registration Statements on Form N-4 and Form N-6 under the Securities Act of 1933 and the Investment Company Act of 1940, as well as Form S-1 filed under the Securities Act of 1933 and to file any amendments and correspondence as such individuals deem necessary with the United States Securities and Exchange Commission:

1.

variable annuity contracts filed on Form N-4 (SEC File Nos. 033-17428, 033-76336, 033-76334, 333-62695, 333-63531, 333-96513, 333-31172, 333-47732, 333-67904, 333-133425, 333-134457, 333-138258, 333-140575, 333-143407, 333-149595 and 333-162503);

2.	variable life insurance policies filed on Form N-6 (SEC File Nos. 333-72572, 333-111213, 333-111440, 033-09651, 333-32071, 333-40820, 333-41031, 333-82311, and 333-111208);

3.	guaranteed term option and market value adjustment annuity contracts filed on Form S-1 (SEC File Nos. 333-141514, 333-69620 and 333-69786); and

4.	guaranteed income annuity contracts and certificates filed on Form S-1 (SEC File No. 333-143494).

The above-named officers shall also have authority to file with the Securities and Exchange Commission all such pre-effective amendments, post-effective amendments, supplements, applications for exemption and other filings, submissions and communications relating to the above-named registration statements and applicable separate accounts, as well as authority to do and to perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors might or could do. The delegation of authority contained in this Limited Power of Attorney shall supersede all previous powers given by the undersigned officers and directors of the Company with respect to the above-named registration statements for the purposes described herein and shall continue in full force and effect until this Limited Power of Attorney is amended or rescinded or superseded by further action of the undersigned officer of the Company.

IN WITNESS WHEREOF, the undersigned in his or her capacity as officer and/or director, as indicated below, has caused this Limited Power of Attorney to be executed in his or her name for the specified purpose described above as of April 2, 2025.

(SIGNATURES ON FOLLOWING PAGE)

2025-04 – GLAIC Limited Power of Attorney	Page 3 of 2

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Angela R. Simmons
Angela R. Simmons
Director, Senior Vice President and Chief Financial Officer

By:	/s/ Scott G. Goodman
Scott G. Goodman
Director, Vice President and Appointed Actuary

2025-04 – GLAIC Limited Power of Attorney	Page 4 of 2